UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  October 12, 2012

GLOBAL PARTNERS LP

(Exact name of registrant as specified in its charter)

Delaware	001-32593	74-3140887
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 9161

800 South Street

Waltham, Massachusetts 02454-9161

(Address of Principal Executive Offices)

(781) 894-8800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                             Entry into a Material Definitive Agreement

The description of the amendment to the Credit Agreement under Item 2.03 below is incorporated in this Item 1.01.

Item 2.03                             Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On October 12, 2012, Global Operating LLC, a Delaware limited liability company (“OLLC”), Global Companies LLC, a Delaware limited liability company (“Global”), Global Montello Group Corp., a Delaware corporation (“Montello”), Glen Hes Corp., a Delaware corporation (“Glen Hes”), Chelsea Sandwich LLC, a Delaware limited liability company (“Chelsea LLC”), GLP Finance Corp., a Delaware corporation (“Finance”), Global Energy Marketing LLC, a Delaware limited liability company (“GEM”) and Alliance Energy LLC, a Massachusetts limited liability company (“Alliance”, and, collectively with OLLC, Global, Montello, Glen Hes, Chelsea LLC, Finance and GEM, the “Borrowers” and each a “Borrower”), Global Partners LP, a Delaware limited partnership (the “MLP”), Global GP LLC, a Delaware limited liability company (the “GP” and, together with the MLP, the “Original Guarantors” and each individually, an “Original Guarantor,” and the Borrowers and the Original Guarantors, collectively the “Loan Parties”), the Lenders (as defined in the Credit Agreement), Bank of America, N.A. as Administrative Agent, Swing Line Lender and L/C Issuer, JPMorgan Chase Bank N.A. as Syndication Agent and Societe Generale, Standard Chartered Bank, Wells Fargo Bank, N.A. and RBS Citizens, National Association as Co-Documentation Agents entered into a Seventh Amendment to Amended and Restated Credit Agreement (the “Seventh Amendment”), which amended the Amended and Restated Credit Agreement dated May 14, 2010 (as amended, the “Credit Agreement”).

Pursuant to the Seventh Amendment, the definition of “Senior Unsecured Notes” was revised and the Loan Parties’ obligation to notify the Administrative Agent and the Lenders at least 10 business days prior to issuing any Senior Unsecured Notes (as Defined in the Credit Agreement) or Subordinated Debt (as defined in the Credit Agreement) notice requirement was removed. The Seventh Amendment is effective commencing October 12, 2012.

All other material terms of the Credit Agreement remain the same as disclosed in the Partnership’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2012, as amended by the Partnership’s Current Reports on Form 8-K filed on September 13, 2012 and October 9, 2012.  The foregoing description of the Seventh Amendment does not purport to be complete and is qualified in its entirety by reference to the Seventh Amendment, a copy of which is filed hereto as Exhibit 10.1 to this Current Report and is incorporated herein by reference.

Item 9.01.                          Financial Statements and Exhibits

(d)                                      Exhibit

10.1                             Seventh Amendment to Amended and Restated Credit Agreement, dated as of October 12, 2012, by and among the Borrowers, the Guarantors, the Lenders, Bank of America, N.A. as Administrative Agent, Swing Line Lender and L/C Issuer, JPMorgan Chase Bank, N.A. as Syndication Agent and Societe Generale, Standard Chartered Bank, Wells Fargo Bank, N.A. and RBS Citizens, National Association as Co-Documentation Agents

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GLOBAL PARTNERS LP

	By:	Global GP LLC,
its general partner

Dated: October 18, 2012		By:	/s/ Edward J. Faneuil
Executive Vice President,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
10.1

Seventh Amendment to Amended and Restated Credit Agreement, dated as of October 12, 2012, by and among the Borrowers, the Guarantors, the Lenders, Bank of America, N.A. as Administrative Agent, Swing Line Lender and L/C Issuer, JPMorgan Chase Bank, N.A. as Syndication Agent and Societe Generale, Standard Chartered Bank, Wells Fargo Bank, N.A. and RBS Citizens, National Association as Co-Documentation Agents